                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 19, 2006
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                               THE LGL GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Indiana                    1-106                      38-1799862
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(State or Other Jurisdiction      (Commission                 (IRS Employer
      of Incorporation)           File Number)               Identification No.)

   140 Greenwich Avenue, 4th Floor, Greenwich, CT                  06830
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    (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

         Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT  OF CERTAIN  OFFICERS;  COMPENSATORY  ARRANGEMENTS  OF
              CERTAIN OFFICERS.

         On December 19, 2006,  John C. Ferrara  notified the Board of Directors that he intends to resign from his  positions as President  and Chief  Executive
Officer of The LGL Group,  Inc.  (the  "Company")  effective  December 31, 2006.
Effective  upon Mr.  Ferrara's  resignation,  the Board of  Directors  appointed
Jeremiah M. Healy as the President and Chief  Executive  Officer of the Company.
Mr.  Healy,  age 64, has served as the Chief  Financial  Officer of the  Company since  September  2006.  Mr.  Healy  has also  served as a  director  and as the
Chairman of the Audit Committee of Infocrossing,  Inc. since 2004. Infocrossing,
Inc.  is  a  provider  of  selective  IT  outsourcing  and  business  processing solutions. Mr. Healy served as the Vice President and Chief Financial Officer of
Ge-Ray  Holdings  Co from  1989 to 2005.  Ge-Ray  Holdings  Co is an  integrated merchandising and manufacturing company.

         On August 31, 2006,  the Company  entered into an Employment  Agreement with  Mr.  Healy  to  serve  as  the  Company's  Chief  Financial  Officer  (the
"Employment Agreement").  The Employment Agreement was effective as of September
5, 2006, and is terminable by either party. Under the Employment Agreement,  Mr.
Healy is to receive a salary of $185,000  per annum and is eligible to receive a discretionary  annual bonus of $50,000.  In addition,  upon  commencement of his employment,  Mr. Healy  received a one-time grant of 10,000 shares of restricted stock pursuant to the Company's 2001 Equity Incentive Plan.

                                    SIGNATURE

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE LGL GROUP, INC.

                                        By: /s/ Jeremiah M. Healy
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                                            Name: Jeremiah M. Healy
                                            Title: Chief Financial Officer
December 19, 2006

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